Exhibit 10.3

Confirmation for Class A Currency Swap

ARMS II Global Fund 2

[*] October 2003

Australian Securitisation Management Pty Limited and Permanent Custodians Limited Level 6 12 Castlereagh Street Sydney NSW 2000

Attention: Treasurer

Confirmation - Class A Currency Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us (the Transaction).  This letter constitutes a Confirmation as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of [*] October 2003, as amended, novated or supplemented from time to time (the Master Agreement), between ABN AMRO Bank N.V., London Branch (Party A), Permanent Custodians Limited in its capacity as trustee of ARMS II Global Fund 2 (and in no other capacity) (Party B) and Australian Securitisation Management Pty Limited (the Trust Manager).  All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

Words and expressions defined in the Master Agreement, the Master Trust Deed, the Bond Trust Deed or the Conditions (as set out in the Schedule 3 to the Bond Trust Deed) have the same meaning when used in this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.	Our Reference:	To be advised by Party A

2.	Trade Date:	[*] October 2003

3.	Effective Date:	The Initial Issue Date, being [*] October 2003

4.	Class of Currency Swap:	This Transaction is a Class A Currency Swap for the purposes of the Conditions and as defined in the Bond Trust Deed

5.	Specified Percentage:	100%

6.	Termination Date:	The earlier of:

(a) the date upon which the aggregate Face Value of all Class A Bonds is reduced to zero in accordance with the Bond Trust Deed and the Conditions; and

(b) the Maturity Date,

adjusted in accordance with the Modified Following Business Day Convention.

Australian Securitisation Management Pty Limited and Permanent
Custodians Limited

7.	Floating Amounts

7.1	Floating Amounts Payable by Party A

	Floating Rate Payer:	Party A

Calculation Amount

For each Payment Date, the aggregate Face Value of the Class A Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A Bonds on that date)

	Floating Rate Payer Payment Dates:	Each Payment Date for the Class A Bonds

	Floating Amount	The Specified Percentage of the Class A Currency Swap Receipts for the Floating Rate Payer Payment Date

	Designated Maturity:	Each Interest Accrual Period

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Interest Accrual Period

	Compounding:	Not Applicable

7.2	Floating Amounts Payable by Party B

	Floating Rate Payer:	Party B

Calculation Amount:

For each Payment Date, the A$ Equivalent of the aggregate Face Value of the Class A Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class A Bonds on that date)

	Floating Rate Payer Payment Dates:	Each Payment Date for the Class A Bonds

The lesser of:

	Floating Amount:	(a)the Specified Percentage of the Class A Currency Swaps Payment Amount; and

(b)the amount available to Party B on that Floating Rate Payer Payment Date for payment to Party A under Condition 4.4(e)(i)

	Designated Maturity:	Each Interest Accrual Period

	Floating Rate Day Count Fraction	Actual/365 (Fixed)

	Reset Dates:	The first day of each Interest Accrual Period

2

	Compounding:	Not Applicable

8.	Exchanges

8.1	Initial Exchange

	Initial Exchange Date:	Initial Issue Date

	Party A Initial Exchange Amount	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[*]

	Party B Initial Exchange Amount:	The Specified Percentage of the aggregate Subscription Amount of the Class A Bonds, being US$1,000,000,000

8.2	Instalment Exchange

	Instalment Exchange Date:	Each Payment Date (other than the Final Exchange Date)

	Party A Instalment Exchange Amount:	The Specified Percentage of the US$ Equivalent of the Party B Instalment Exchange Amount for the Instalment Exchange Date

	Party B Instalment Exchange Amount:	The lesser of:

(a)the Specified Percentage of the Class A A$ Exchange Amount for the Instalment Exchange Date; and

(b)the amount available to Party B on that Instalment Exchange Date for payment to Party A under Condition 5.1(b)(i).
8.3	Final Exchange

	Final Exchange Date:	Termination Date

	Party A Final Exchange Amount:	The Specified Percentage of the aggregate Face Value of the Class A Bonds on the Final Exchange Date

	Party B Final Exchange Amount:	The Specified Percentage of the A$ Equivalent of the aggregate Face Value of the Class A Bonds on the Final Exchange Date

9.	Business Days	Melbourne, Sydney, New York and London.

10.	Exchange Rate

	For the purpose of the definitions of A$ Equivalent and US$ Equivalent.	A$1.00: US$0.[*]

3

11.	Account Details

11.1	Payments to Party A

	Account for payments in US$:	ABN AMRO Bank New York

CHIPS 007535

ABA 026009580

ABNAUS33

Favour ABN AMRO Bank London

A/C 661001036741

REF DCM

	Account for payments in A$:	Westpac Banking Corporation Sydney

WPACAU2F

Favour ABN AMRO Bank London

A/C NO ALG0022970

REF DCM

11.2	Payments to Party B

	Account for payments in US$:	To be advised

	Account for payments in A$	To be advised

12	Offices:	The Office of Party A for each Transaction is London

The Office of Party B for each Transaction is Sydney

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

4

SIGNED for and on behalf of ABN AMRO Bank N.V., London Branch

By:
(Authorised Officer)

Name:

Title:

By:
(Authorised Officer)

Name:

Title:

Confirmed as at the date first written above:

SIGNED by

Australian Securitisation Management Pty Limited as Trust Manager for and on behalf of Permanent Custodians Limited as trustee of ARMS II Global Fund 2

By:
(Authorised Officer)

Name:

Title:

5

Confirmation for Class B Currency Swap
ARMS II Global Fund 2

[*] October 2003

Australian Securitisation Management Pty

Limited and Permanent Custodians Limited

Level 6

12 Castlereagh Street

Sydney  NSW  2000

Attention:  Treasurer

Confirmation - Class B Currency Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us (the Transaction).  This letter constitutes a Confirmation as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of [*] October 2003, as amended, novated or supplemented from time to time (the Master Agreement), between ABN AMRO Bank N.V., London Branch (Party A), Permanent Custodians Limited in its capacity as trustee of ARMS II Global Fund 2 (and in no other capacity) (Party B) and Australian Securitisation Management Pty Limited (the Trust Manager).  All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below.

Words and expressions defined in the Master Agreement, the Master Trust Deed, the Bond Trust Deed or the Conditions (as set out in the Schedule 3 to the Bond Trust Deed) have the same meaning when used in this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.	Our Reference:	To be advised by Party A

2.	Trade Date:	[*] October 2003

3.	Effective Date:	The Initial Issue Date, being [*] October 2003

4.	Class of Currency Swap:	This Transaction is a Class B Currency Swap for the purposes of the Conditions and as defined in the Bond Trust Deed

5.	Specified Percentage:	100%

6.	Termination Date:	The earlier of:

(a) the date upon which the aggregate Face Value of all Class B Bonds is reduced to zero in accordance with the Bond Trust Deed and the Conditions; and

(b) the Maturity Date,

adjusted in accordance with the Modified Following Business Day Convention.

Australian Securitisation Management Pty Limited and Permanent
Custodians Limited

7.	Floating Amounts

7.1	Floating Amounts Payable by Party A

	Floating Rate Payer:	Party A

Calculation Amount:

For each Payment Date, the aggregate Face Value of the Class B Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class B Bonds on that date)

	Floating Rate Payer Payment Dates:	Each Payment Date for the Class B Bonds

	Floating Amount:	The Specified Percentage of the Class B Currency Swap Receipts for the Floating Rate Payer Payment Date

	Designated Maturity:	Each Interest Accrual Period

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Interest Accrual Period

	Compounding:	Not Applicable

7.2	Floating Amounts Payable by Party B

	Floating Rate Payer:	Party B

Calculation Amount:

For each Payment Date, the A$ Equivalent of the aggregate Face Value of the Class B Bonds on the immediately preceding Payment Date (after taking account of any payment made in redemption of the Face Value of the Class B Bonds on that date)

	Floating Rate Payer Payment Dates:	Each Payment Date for the Class B Bonds

	Floating Amount:	The lesser of:

(a) the Specified Percentage of the Class B Currency Swaps Payment Amount; and

(b) the amount available to Party B on that Floating Rate Payer Payment Date for payment to Party A under Condition 4.4(f)

	Designated Maturity:	Each Interest Accrual Period

	Floating Rate Day Count Fraction:	Actual/365 (Fixed)

	Reset Dates:	The first day of each Interest Accrual Period

	Compounding:	Not Applicable

8.	Exchanges

8.1	Initial Exchange

	Initial Exchange Date:	Initial Issue Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[*]

	Party B Initial Exchange Amount:	The Specified Percentage of the aggregate Subscription Amount of the Class B Bonds, being US$33,500,000

8.2	Instalment Exchange

	Instalment Exchange Date:	Each Payment Date (other than the Final Exchange Date)

	Party A Instalment Exchange Amount:	The Specified Percentage of the US$ Equivalent of the Party B Instalment Exchange Amount for the Instalment Exchange Date

	Party B Instalment Exchange Amount:	The lesser of:

(a) the Specified Percentage of the Class B A$ Exchange Amount for the Instalment Exchange Date; and

(b) the amount available to Party B on that Instalment Exchange Date for payment to Party A under Condition 5.1(c)

8.3	Final Exchange

	Final Exchange Date:	Termination Date

	Party A Final Exchange Amount:	The Specified Percentage of the aggregate Face Value of the Class B Bonds on the Final Exchange Date

	Party B Final Exchange Amount:	The Specified Percentage of the A$ Equivalent of the aggregate Face Value of the Class B Bonds on the Final Exchange Date

9.	Business Days	Melbourne, Sydney, New York and London.

10.	Exchange Rate

	For the purpose of the definitions of A$ Equivalent and US$ Equivalent.	A$1.00: US$0.[*]

11.	Account Details

11.1	Payments to Party A

	Account for payments in US$:	ABN AMRO Bank New York CHIPS 007535 ABA 026009580 ABNAUS33 Favour ABN AMRO Bank London A/C 661001036741 REF DCM

	Account for payments in A$:	Westpac Banking Corporation Sydney WPACAU2F Favour ABN AMRO Bank London A/C NO ALG0022970 REF DCM

11.2	Payments to Party B

	Account for payments in US$:	To be advised

	Account for payments in A$:	To be advised

12	Offices:	The Office of Party A for each Transaction is London

The Office of Party B for each Transaction is Sydney

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of ABN AMRO Bank N.V., London Branch

By:
(Authorised Officer)

Name:

Title:

By:
(Authorised Officer)

Name:

Title:

Confirmed as at the date first written above:

SIGNED by

Australian Securitisation Management Pty Limited as Trust Manager for and on behalf of Permanent Custodians Limited as trustee of ARMS II Global Fund 2

By:
(Authorised Officer)

Name:

Title: